Comstock Announces Third Quarter 2021 Results and Business Update
Commercializing Breakthroughs in both Lithium and Carbon Extractions
VIRGINIA CITY, NEVADA, NOVEMBER 10, 2021 – Comstock Mining Inc. (NYSE: LODE) (“Comstock” and the “Company”), a developer of advanced new clean technologies for use in meeting the rapidly increasing global demand for clean energy, carbon-neutrality, and natural products, today announced its unaudited financial results for the period ending September 30, 2021, and provided a business update.
“We are now enabling systemic decarbonization, that is our mission,” said Corrado De Gasperis, Comstock’s Executive Chairman and Chief Executive Officer. “Our acquisitions have assembled breakthrough clean technologies with intellectual property, operating systems, facilities and a senior management team focused on one goal: to accelerate decarbonization through self-sustaining, throughput generating businesses capable of exponential growth.”
Selected Strategic Highlights
•Cellulosic Fuels. Acquired Plain Sight Innovations Corporation (“PSI”) with its first facility expected to scale up to an initial capacity exceeding 330,000 tons per year of forestry wastes over its first three years of operations, as it extracts and refines carbon-neutral woody biomasses into ethanol, biodiesel and marine fuels.
•Lithium-ion Battery Metal Recycling. Acquired the rights to a majority equity stake in LINICO Corporation, a lithium-ion battery (“LIB”) recycling company that owns the rights to a 100,000 ton per annum state-of-the-art battery metal recycling facility in the Tahoe Reno Industrial (“TRI”) Center in Storey County, Nevada.
•Enabling Lithium Extraction. LINICO's facility and separation systems are designed for, and situated to, receive, crush and separate battery materials into high purity black mass, and is currently enabling a breakthrough, front-end lithium extraction technology.
•Engineering, Construction and Manufacturing. Acquired Renewable Process Solutions (RPS) with the direct engineering and construction management for engineering, manufacturing, and commissioning state of the art cellulosic fuel extraction facilities and unique LIB crushing, separating and lithium extraction solutions.
•Mineral Extraction and Remediation. Acquired fifty percent of MCU Philippines Inc. (MCU-P), currently operating in Monkayo, Davao de Oro, Philippines, as the Naboc River Rehabilitation begins full ramp up.
•Quantum Sensing and Material Generation. Acquired the rights to a fifty percent equity stake in Quantum Generative Materials LLC (GenMat), which is accelerating the generation of new materials for use in batteries, carbon capture and utilization, aerospace, and mining applications.
“We are systemically strengthening our organization in ways that sustainably contribute to humanity’s rapidly-escalating demand for increasingly scarce natural resources, including the strategic resources needed to fuel the worldwide surge in, and transition to, clean energy and carbon-neutrality,” added DeGasperis. “We have a singular focus on a few, breakthrough businesses that will lead in renewable minerals and fuels used mostly in transportation.”
Unaudited Nine Month Selected Financial Highlights
•Total operating costs were $3.5 million for the nine months ended September 30, 2021, corresponding to a 13.9% decrease from the comparable prior period due to lower mining and mine claim costs and reclamation liability estimates, offset somewhat by higher selling, general and administrative costs.

•Net loss was $7.6 million, or a loss of $0.17 per common share, for the nine months ended September 30, 2021, as compared to net income of $18.3 million, or $0.63 per common share, for the comparable 2020 period. The 2021 loss primarily was the result of a $3.0 million loss from operations, versus a $3.9 million loss from operations for the comparable prior year period, a $2.7 million decrease in the fair value of derivative assets and liabilities, and $2.2 million of unrealized losses on Tonogold common shares. The 2020 income was primarily attributed to the gain on the sale to Tonogold of the entity owning the Lucerne mine.
•Total assets increased to $107.4 million at September 30, 2021, a 149% increase from December 31, 2020;
•Total debt decreased to $0, a 100% decrease from year end 2020, as all debt obligations were extinguished;
•Cash and cash equivalents and restricted cash at September 30, 2021 was $3.4 million; and,
•Common shares outstanding at September 30, 2021, were 64,402,789.
Mr. De Gasperis stated, “We have transformed our balance sheet, enhanced our senior management, completely repositioned our system into renewable growth assets, significantly increased director and officer stock ownership, and aligned compensation with our shareholders. If we do not deliver, we do not vest, it’s that simple.”
Focus on Value Creation from Throughput and Decarbonization
“Speed of cash generation and decarbonization are the lowest common denominators in each of our businesses,” continued DeGasperis. “Our team is focused on the tactical activities necessary to enable rapid and exponential financial, natural and social gains. We’ve structured each of our acquisitions to minimize dilution while positioning each line of business with its own cash, equity, and balance sheets, for this growth. We believe this will accelerate and exceed our pledge to sustainably deliver more than $12 per share by 2023. Frankly, we believe our existing platform is already worth multiples of that target based on comparable valuations.”
Breakthrough Lithium-Ion Battery Recycling Technologies Enable Growth
Comstock previously announced the filing of a Written Determination of Hazardous Waste Recycling (“Application”) by LINICO and its state-of-the-art lithium-ion battery (“LIB”) recycling facility. Construction of the first phase of these new processes will commence at the recycling facility upon approval of the Application, with anticipated completion and start-up during the first half of 2022. The Company is expanding that application to include front-end, lithium extraction, a breakthrough technology expected to be showcased during the first half of 2022.
LINICO has recently signed a collaboration agreement with Aqua Metals Inc. (NASDAQ: AQMS), a cleantech innovator focused on closed-loop battery recycling, to process high purity battery black mass into high-quality metals. This agreement, which sets the parameters for research and development cooperation, strengthens both companies’ expansion into lithium-ion battery recycling and builds on the two companies' commitment to advancing best-in-class technologies designed to recycle lithium-ion batteries cost-effectively and sustainably.
About 500,000 tons of expired LIBs containing over $900 million in strategic metals are being landfilled globally. A recent industry report estimated annual growth to more than $26 billion over the next two decades. LiNiCo is positioning itself for capitalizing on that tremendous growth over the next decade, and beyond.
Renewable Process Solutions, An Engineering Powerhouse
LINICO’s previously announced capacity breakthroughs are the direct result of our recently acquired engineering, procurement, and construction (“EPC”) company, Renewable Process Solutions, Inc. (“RPS”).
“Almost instantaneously, Comstock’s network of engineering and advanced manufacturing experts integrated themselves into the LiNiCo team, enhancing designs, ensuring quality, reducing capital requirements and shortening lead times,” stated Mr. DeGasperis. “We believe our ability to crush charged batteries is an industry breakthrough, resulting in higher purity black mass. When our engineers began developing lithium extraction processes for us in real time, with their existing know-how, resulting in breakthroughs we plan on showcasing during the first half of 2022.”
Plain Sight Innovations

Plain Sight Innovations LLC (“PSI”), is delivering breakthroughs on several cellulosic technologies, including existing processes for the efficient extraction and valorization of cellulosic fuels from ubiquitous low-cost sources of woody biomass feedstock, with a recent breakthrough in the processing speed for cellulosic fuels.
“We recently had a breakthrough in our cellulosic extraction process, tripling throughput and positioning us to finalize the design and engineering of our first cellulosic fuel facility,” continued DeGasperis. “We are also expanding that capacity with strategic partners, with a significant number of new, world-class partnerships about to be consummated. These partnerships result in faster revenues and profits, for 2022, and well beyond.”
Triple Bottom Line
DeGasperis concluded: “We are building a self-sustaining system that develops, builds, scales, and operates systemically-managed, rapidly-scalable, throughput-generating businesses that serve very large, fast-growing markets that enable exponential revenue growth, make globally-meaningful contributions to atmospheric carbon reductions and positive social outcomes. Our plan begins with the commencement of operations in our lithium-ion battery recycling, the commencement of construction of a cellulosic fuel and related by products plant in 2022, and the rapid satisfaction of our performance objectives that exceed our $500,000,000 market value goal well before 2023.”

Conference Call
The Company will host a conference call today, November 10, 2021 at 8:00 a.m. Pacific Time/11:00 a.m. Eastern Time to report Third Quarter results and provide a business update. The Webcast will include a moderated Q&A, after the prepared remarks.  Please join the event 10 to 15 minutes prior to the scheduled start time. The link to register in advance for this live Webcast is as follows:
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When: November 10, 2021 08:00 AM Pacific Time (US and Canada)
Topic: Comstock Mining Third Quarter 2021 Results and Business Update

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The recording of the Webcast will be available, within 48 hours of the call, on the Company website:
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About Comstock Mining Inc.
Comstock Mining Inc. (NYSE: LODE) (the “Company”) a leading developer of advanced new clean technologies for use in meeting the rapidly increasing global demand for clean energy, carbon-neutrality, and natural products. To learn more, please visit www.comstockmining.com.
Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so.
Forward-looking statements include statements about matters such as: future industry market conditions; future explorations or acquisitions; future changes in our exploration activities; future prices and sales of, and demand for, our products; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, taxes, earnings and growth. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

Contact Information
Comstock Mining Inc. P.O. Box 1118 Virginia City, NV 89440 www.comstockmining.com	Corrado De Gasperis Executive Chairman & CEO Tel (775) 847-4755 degasperis@comstockmining.com	Zach Spencer Director of External Relations Tel (775) 847-5272 Ext.151 questions@comstockmining.com